                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  August 23, 1996




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                       1-12898                 38-2011419
- -----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


  27555 Farmington Road                                         48334-3357
Farmington Hills, Michigan                                      ----------
- --------------------------                                      (Zip Code)
   (Address of principal
     executive offices)

Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of August 25, 1996 for Series 1987-2, Distribution Reports as of September 1, 1996 for Series 1988-1 and 1988-2, and Distribution Reports as of August 20, 1996 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                   (Registrant)




Date:  August 23, 1996              By: Larry N. Ciofu
                                       ------------------------------------
                                        Larry N. Ciofu
                                        Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

            Distribution Date Statement for

        COUPON      Principal       Number of     Interest       Interest
Class    RATE       Outstanding    Certificates   Accrued         Payable
- ------ --------- ----------------- ----------- -------------- ---------------
2-A     0.0000%            $0.00      45,100          $0.00           $0.00

2-B     7.0000%            $0.00      18,000          $0.00           $0.00

2-C     7.0000%            $0.00      19,700          $0.00           $0.00

2-D     9.5500%    $2,436,000.00       2,436     $19,386.50      $19,386.50

2-E     9.9500%   $12,072,396.32       5,200    $100,100.29           $0.00
                ----------------- ----------- -------------- ---------------
                  $14,508,396.32      90,436    $119,486.79      $19,386.50


      Agency MBS Collections :
               Interest                                         $121,064.16
               Principal                                        $394,635.09
      Investment Income                                             $440.41
      Excess from previous month                                     489.23
                                                             ---------------
      TOTAL AVAILABLE                                           $516,628.89

      Due to Class 2-D INTEREST                                 ($19,386.50)
      Due to Class 2-D REDEMPTION                              ($495,224.61)
      Due to Class 2-D (rounded down to even $1,000)           ($495,000.00)
      Excess in Collection Account                                 ($224.61)
                                                             ---------------
      Available for Expenses and Residual Payments                $2,017.78

      Expenses Payable                                           ($1,838.15)

                                                             ---------------
      Net Balance                                                   $179.63
                                                             ===============


      Due to Residual Holders                                       $179.63

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                       $8.9815



                     August  25, 1996

         Interest                        Principal          Principal         Per $1,000
        Payable Per     Principal        Payable Per       Balance After      CTF After
Class    $1,000 CTF      Payable          $1,000 CTF     August  25, 1996     August  25, 1996
- ------  ------------  --------------   ----------------  -----------------    ----------------
2-A      $0.000000                          $0.000000                              $0.000000

2-B      $0.000000                          $0.000000                              $0.000000

2-C      $0.000000                          $0.000000                              $0.000000

2-D      $7.958333     $495,000.00 **        -             $1,941,000.00       $1,000.000000

2-E      $0.000000         -                 -            $12,172,496.61       $2,340.864733
                     --------------                     -----------------
                             $0.00                        $14,113,496.61

       Ending Aggregate Agency MBS Balance:               $14,133,063.12

       Excess in collection Act as of July 25                    $489.23
       Accrual Distribution Amount:                          $100,100.29
       Aggregate Cash Flow Value Decline:                    $394,635.09
       Principal to Class 2-D Redemption                    ($495,000.00)
                                                        -----------------
                                                                 $224.61
       Principal Distributable to Class 2-D                  $495,000.00
                                                        -----------------
       Aggregate Amount of Principal Distributable:          $495,224.61




                                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                                        as Trustee
                                                        Corporate Trust Division
                                                        Suite 0126
                                                        One First National Plaza
                                                        Chicago, Illinois  60670
                                                        (312)407-4660

       ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

               Distribution Date Statement for



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
- ----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $14,859,395.70      10,440    $122,590.01      $122,590.01
               ---------------- ----------- -------------- ----------------
                $14,859,395.70     100,000    $122,590.01      $122,590.01



      Agency MBS Collections :
              Interest                                         $123,830.54
              Principal                                        $283,525.13
      Investment Income                                            $694.06
                                                           ----------------
      TOTAL AVAILABLE                                          $408,049.73

      Due to Certificateholders                               ($406,115.14)
                                                           ----------------
      Available for Expenses and Residual Payments               $1,934.59

      Expenses Payable                                          ($1,848.97)

                                                           ----------------
      Net Balance                                                   $85.62
                                                           ================


      Due to Residual Holders                                       $85.62

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                      $4.2810               *



                   September  1, 1996
                                                                        Principal Balance
          Interest                    Principal       Principal         Per $1,000
        Payable Per    Principal     Payable Per    Balance After       CTF After
Class    $1,000 CTF     Payable*      $1,000 CTF   September  1, 1996   September  1, 1996
- -----   ------------ --------------  ------------  ------------------  -------------------
  A       $0.000000          $0.00     $0.000000             $0.00            $0.000000

  B       $0.000000          $0.00     $0.000000             $0.00            $0.000000

  Z      $11.742338    $283,525.13    $27.157580    $14,575,870.57        $1,396.156185
                     --------------                ----------------
                       $283,525.13                  $14,575,870.57


        Ending Aggregate Agency MBS Balance:        $14,576,138.10


                     Accrual Distribution Amount:                                 $0.00
                     Aggregate Cash Flow Value Decline:                     $283,525.13
                                                                        ----------------
                     *Aggregate Amount of Principal Distributable:          $283,525.13







                                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                                   as Trustee
                                                   Corporate Trust Division
                                                   Suite 0126
                                                   One First National Plaza
                                                   Chicago, Illinois  60670
                                                   (312)407-4660


                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
               Distribution Date Statement for



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
- ----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      39,750          $0.00            $0.00

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%           $0.00      14,580          $0.00            $0.00

 2-Z   9.4000%  $17,942,233.85      10,200    $140,547.50      $140,547.50
               ---------------  ----------  -------------  ---------------
                $17,942,233.85     100,000    $140,547.50      $140,547.50


      Agency MBS Collections :
              Interest                                         $142,042.82
              Principal                                        $344,827.93
      Investment Income                                            $987.97
                                                           ---------------
      TOTAL AVAILABLE                                          $487,858.72

      Due to Certificateholders                               ($485,375.43)
                                                           ---------------
      Available for Expenses and Residual Payments               $2,483.29

      Expenses Payable                                          ($1,902.95)

      Net Balance                                                  $580.34
                                                           ===============


      Due to Residual Holders                                      $580.34

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $29.0170

               September  1, 1996
                                                               Principal Balance
            Interest                     Principal      Principal        Per $1,000
          Payable Per     Principal     Payable Per   Balance After      CTF After
Class     $1,000 CTF     Payable*       $1,000 CTF  September 1, 1996   September 1, 1996
- ------   ------------ -------------    -----------  ------------------  ------------------
2-A        $0.000000           $0.00     $0.000000             $0.00         $0.000000

2-B        $0.000000           $0.00     $0.000000             $0.00         $0.000000

2-C        $0.000000           $0.00     $0.000000             $0.00         $0.000000

2-D        $0.000000           $0.00     $0.000000             $0.00         $0.000000

2-2       $13.779167     $344,827.93    $33.806660    $17,597,405.92     $1,725.235875
                      --------------                 ---------------
                         $344,827.93                  $17,597,405.92


Ending Aggregate Agency MBS Balance:                  $17,597,420.67


             Accrual Distribution Amount:                               $0.00
             Aggregate Cash Flow Value Decline:                   $344,827.93
                                                              ----------------
             *Aggregate Amount of Principal Distributable:        $344,827.93

             Principal Allocation:          Class 2-A:                 0.0000%
                                            Class 2-D:                 0.0000%



                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            as Trustee
                                            Corporate Trust Division
                                            Suite 0126
                                            One First National Plaza
                                            Chicago, Illinois  60670
                                            (312)407-4660



                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1


              Distribution Date Statement for

                    UPPER TIER REMIC REGULAR CERTIFICATES


       COUPON      Principal      Number of    Interest      Interest
Class   RATE      Outstanding    Cert.         Accrued       Payable
- ----- --------- ---------------- ----------- ------------ --------------
 1-A    8.5000%           $0.00      15,250        $0.00          $0.00

 1-B    9.0000%           $0.00      10,500        $0.00          $0.00

 1-C    9.0000%           $0.00       6,500        $0.00          $0.00

 1-D    9.0000%   $2,227,450.58      16,500   $16,705.88     $16,705.88

 1-E    9.0000%  $12,000,000.00      12,000   $90,000.00     $90,000.00

 1-F    0.0000%           $0.00      18,500        $0.00          $0.00

 1-G    0.0000%           $0.00      12,450        $0.00          $0.00

 1-H    0.0000%           $0.00       4,850        $0.00          $0.00

 1-I  259.5000%      $28,454.90         152    $6,153.37      $6,153.37
                ---------------- ----------- ------------ --------------
                 $14,255,905.48      96,702  $112,859.25    $112,859.25





                         August  20, 1996

                    UPPER TIER REMIC REGULAR CERTIFICATES

                                                                           Principal Balance
            Interest                       Principal       Principal       Per $1,000
           Payable Per      Principal     Payable Per     Balance After    CTF After
Class      $1,000 CTF        Payable*      $1,000 CTF   August  20, 1996   August  20, 1996
- -----   ----------------- --------------  ------------  -----------------  ----------------
 1-A           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-B           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-C           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-D           $1.012478    $520,964.74    $31.573621      $1,706,485.84       $103.423384

 1-E           $7.500000        -              -          $12,000,000.00     $1,000.000000

 1-F           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-G           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-H           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-I          $40.482697      $1,041.93     $6.854803         $27,412.97       $180.348487
                          --------------                -----------------
                            $522,006.67                   $13,733,898.81



                     UPPER TIER REMIC REGULAR CERTIFICATES


       COUPON      Principal      Number of    Interest      Interest
        RATE      Outstanding    Cert.         Accrued       Payable
      --------- ---------------- ----------- ------------ --------------
 1-R    0.0000%           $0.00       3,298        $7.95          $7.95




                                                                             Principal Balance
           Interest                       Principal       Principal          Per $1,000
           Payable Per      Principal     Payable Per     Balance After      CTF After
           $1,000 CTF        Payable*      $1,000 CTF   August  20, 1996     August  20, 1996
        ----------------- --------------  ------------  -----------------    ----------------
 1-R       $0.002411          $0.00         $0.000000       $0.00              $0.000000



                       LOWER TIER REMIC REGULAR INTERESTS

                                                                             Principal
       COUPON      Principal      Number of    Interest     Principal       Balance After
Class   RATE      Outstanding    Certificates  Accrued       Payable*     August  20, 1996
- ----- --------- ---------------- ----------- ------------ --------------  -----------------
1-AS    9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS    9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS    9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS    9.5000%   $2,249,323.45      16,533   $17,807.14    $522,006.67      $1,727,316.78

1-ES    9.5000%  $12,024,000.00      12,024   $95,190.00        -           $12,024,000.00

1-FS    9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS    9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                ---------------- ----------- ------------ --------------  -----------------
                 $14,273,323.45     100,000  $112,997.14    $522,006.67     $13,751,316.78

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
                DISTRIBUTION DATE STATEMENT FOR August 20, 1996

Agency MBS Collections:
        Interest                                                 $112,867.20
        Principal                                                $522,006.67
Investment Income                                                    $410.69
                                                                ------------
Lower Tier REMIC Collection Account                              $635,284.56
                                                                ------------
Upper Tier REMIC Collection Account                              $635,284.56
                                                                ------------
Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificate                            ($522,006.67)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                           ($112,859.25)

Expenses Payable                                                       $0.00


REMIC Taxes Payable                                                    $0.00

Interest Payable to Class 1-R Certificate                             ($7.95)


Principal Payable to Class 1-R Certificate                             $0.00

Due to Class 1-RS Certificate                                       ($410.69)
                                                                ------------
Net Balance                                                            $0.00
                                                                ============


Beginning Aggregate Agency MBS Balance:                         $100,001,006.61
Ending Aggregate Agency MBS Balance:                             $13,734,905.24

 Aggregate Cash Flow Value Decline:                                 $522,006.67
                                                                ---------------
 *Aggregate Amount of Principal Distributable:                      $522,006.67



 Principal Allocation:

 Aggregate Amount of Principal
 Distributable to Classes 1-D and 1-I:

 Class 1-D:                            3.15736206%
 Class 1-I:                            0.68548026%

 Aggregate Amount of Principal
 Distributable to Classes 1-G, 1-H and 1-R:

 Class 1-R:                            0.00000000%


THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee
Corporate Trust Division
Suite 0126
One First National Plaza
Chicago, Illinois  60670
(312) 407-4660